COMPL

BRANDON L. PHILLIPS, ESQ

Nevada Bar No. 12264

BRANDON L. PHILLIPS, ATTORNEY AT LAW, PLLC 1

455 E. Tropicana Ave., Suite 750

Las Vegas, NV 89119

Tel: (702) 795-0097

Fax: (702) 795-0098

blp@abetterlegalpractice.com

Attorney for Plaintiff Asia Properties, Inc.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

ASIA PROPERTIES INC., a Nevada corporation,

Plaintiff,

vs.

FAN HAORAN, an individual; and ASIA INNOVATION TECHNOLOGY LIMITED, a Chinese company; DOES I through X; and ROES I through X; and POE PARTNERSHIPS I through X, inclusive,

Defendant.

CASE NO. DEPT. NO.

PLAINTIFF’S COMPLAINT

ARBITRATION EXEMPT:

DECLARATORY RELIEF REQUESTED

Plaintiff ASIA PROPERTIES INC., a Nevada Corporation, (hereinafter "Plaintiff"), by and through its attorney Brandon L. Phillips, of Brandon L. Phillips, Attorney at Law, PLLC, hereby complains as follows:

I. JURISDICTION AND VENUE

1. At all times relevant times, Plaintiff was and is a Nevada corporation, duly licensed and registered to conduct business in the State of Nevada, County of Clark.

2. Plaintiff is informed and believes and thereupon alleges that, at all relevant times, Defendant FAN HAORAN was and is a resident of China, residing in Donguan, Guandong.

3. Plaintiff is informed and believes and thereupon alleges that, at all times relevant, Defendant, ASIA INNOVATION TECHNOLOGY LIMITED (hereinafter “AITL”) was and is 1 a company organized under the laws of Hong Kong, SAR, with its principal place of business located in Hong Kong.

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4. That the true names or capacities, whether individual, corporate, associate or otherwise, of DOES I through X, are unknown to Plaintiff who therefore sue said Defendants by such fictitious names. Plaintiff is informed, believes and thereon alleges that each of the Defendants designated herein as a DOE Defendant is responsible in some manner for the events and happenings herein referred to and caused damages thereby to the Plaintiff as herein alleged; that Plaintiff may ask leave of this court to amend this Complaint to insert the true names and capacities of said Defendants DOES I through X when the same have been ascertained by Plaintiff, together with appropriate charging allegations and to join such Defendants in this action.

5. That the true names or capacities, whether individual, corporate, associate or otherwise, of Defendants POE PARTNERSHIPS I through X, are unknown to Plaintiff who therefore sue said Defendants by such fictitious names. Plaintiff are informed, believes and thereon alleges that each of the Defendants designated herein as a POE PARTNERSHIP Defendant is responsible in some manner for the events and happenings herein referred to and caused damages thereby to the Plaintiff as herein alleged; that Plaintiff may ask leave of this Court to amend this Complaint to insert the true names and capacities of said Defendants POE PARTNERSHIPS I through X when the same have been ascertained by Plaintiff, together with appropriate charging allegations and to join such Defendants in this action.

6. Plaintiff entered into a contract with Defendant FAN HAORAN and Defendant AITL, which provided that the laws of the State of Nevada would govern. (Exhibit 1, Agreement, 6.3.) Therefore, jurisdiction and venue in the Eighth Judicial District Court are proper.

II. GENERAL ALLEGATIONS

7. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 6, of this Complaint as if fully set forth herein, and incorporates the same by this reference.

8. On or about January 3, 2015, Plaintiff entered into an agreement with Defendant FAN HAORAN and Defendant AITL, whereby Plaintiff agreed to issue and provide to Defendant AITL 950 million shares, valued at two dollars ($2.00) per share in United States currency for a total value of $1.9 billion, in exchange for one hundred percent (100%) of Defendant AITL’s issued and outstanding shares, together will all AITL’s assets. (Exhibit 1, Agreement, at 1.)

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9. Defendant FAN HAORAN executed the Agreement on behalf of Defendant AITL. (Exhibit 1, Agreement, at 8.)

10. Upon information and belief, Defendant FAN HAORAN is the director of Defendant AITL, and he owns and controls Defendant AITL such that the two are inseparable.

11. Pursuant to the Agreement, the transaction was to close on January 6, 2015. (Exhibit 1, Agreement, at 2.1.)

12. Pursuant to the Agreement, Plaintiff agreed to deliver and did so deliver to Defendants a board resolution confirming the issuance of 950 million common shares in Plaintiff. (Exhibit 1, Agreement, at 2.1.)

13. Pursuant to the Agreement, the shares in the escrow account were to be delivered to Defendants upon the Agreement’s closing and consummation. (Exhibit 1, Agreement, at 2.2.)

14. Pursuant to the Agreement, Defendants were to deliver to Plaintiff “properly and fully executed documents in English, evidencing and confirming the sale of 100% of the shares of AITL and its assets specifically detailing the assets and an asset valuation by a 3rd party valuator” on or before January 15, 2015. (Exhibit 1, Agreement, at 2.3.)

17. Pursuant to the Agreement, Defendants were to undertake an audit of Defendant

AITL’s financial position to be conducted by an auditor qualified by the Public Company Accountability Oversight Board (“PCAOB”). (Exhibit 1, Agreement, at 5.7.)

15. Plaintiff placed stock certificates representing 950 million common shares in Plaintiff in an escrow account, where they were to remain per the requirement of the Securities and Exchange Committee (“SEC”) until the closing.

16. Upon information and belief, Defendants took no steps to consummate the Agreement.

17. Upon information and belief, Defendants submitted to Plaintiff an appraisal purporting to reflect a value of $1.9 billion.

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18. Upon information and belief, neither the basis of the appraisal, nor the $1.9 billion value of the assets was accepted by the PCAOB auditor.

19. Upon information and belief, some of the shares in Plaintiff, which Plaintiff deposited with the escrow company, were distributed to and sold by Defendants.

III. CAUSES OF ACTION

FIRST CAUSE OF ACTION

(BREACH OF CONTRACT)

20. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 19 of this Complaint as if fully set forth herein, and incorporates the same by this reference.

21. Plaintiff and Defendants entered into a valid and existing agreement whereby Plaintiff was to acquire one hundred percent (100%) of the shares in Defendant AITL and all Defendant AITL’s assets in exchange for providing Defendant AITL with 950 million common shares in Plaintiff, which Plaintiff caused to issue.

22. Plaintiff fully performed its duties under the agreement by delivering the agreed upon shares to the escrow company for deposit into an escrow account pending the closing of the agreement.

23. Despite Plaintiff’s full performance under the contract, Defendants failed to fully perform under the agreement by failing to obtain an audit by a PCAOB auditor, failing to deliver the agreed upon shares in Defendant AITL, and obtaining and selling shares in Plaintiff, which were placed in the escrow account, without Plaintiff’s knowledge and consent.

24. Defendants’ failure to perform under the agreement constitutes a breach of the contract.

25. As a direct and proximate result of Defendants’ breaches, Plaintiff has incurred damages in excess of one million dollars ($1,000,000.00).

26. As a direct and proximate result of Defendants’ breaches of the agreement, Plaintiff has been required to retain the services of attorney Brandon Phillips, Esq., to prosecute this action, and it has incurred legal fees and costs, which this Court should require Defendants to pay.

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SECOND CAUSE OF ACTION

(BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING)

27. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 26 of this Complaint as if fully set forth herein, and incorporates the same by this reference.

28. Plaintiff and Defendants were parties to a valid and existing contract. (See, generally, Exhibit 1.)

29. In every contract in Nevada, there exists an implied covenant of good faith and fair dealing.

30. Defendants owed Plaintiff a duty of good faith and fair dealing pursuant to the agreement that they entered into.

30. Defendants acted in a manner that was unfaithful to the parties’ agreement by failing to obtain an audit by a PCAOB auditor, failing to deliver the agreed upon shares in Defendant AITL to Plaintiff, and obtaining and selling shares in Plaintiff, which were placed in the escrow account, without Plaintiff’s knowledge and consent.

31. As a result of the same, Plaintiff’s justified expectations were denied by Defendant’s actions.

32. As a direct and proximate result of Defendants’ actions, Plaintiff has been damaged in a sum in excess of one million dollars ($1,000,000.00).

33. As a direct and proximate result of Defendants’ breaches of the covenant of good faith and fair dealing, Plaintiff has been required to retain the services of attorney Brandon Phillips, Esq., to prosecute this action, and it has incurred legal fees and costs, which this Court should require Defendant to pay.

THIRD CAUSE OF ACTION

(UNJUST ENRICHMENT)

34. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 33 of this Complaint as if fully set forth herein, and incorporates the same by this reference.

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35. Defendants have unjustly enriched themselves at Plaintiff’s expense by obtaining and selling shares in Plaintiff against the principles of justice, equity and good conscience, such that this Court should disgorge Defendants of the proceeds of their unlawful acts.

36. As a direct and proximate result of Defendants’ unlawful act, Plaintiff has been damaged in a sum in excess of one million dollars ($1,000,000.00).

37. As a direct and proximate result of Defendants’ unlawful and unjust retention of Plaintiff’s shares and, ultimately, Plaintiff’s monies derived from Defendants’ sale of Plaintiff’s shares, Plaintiff has been required to retain the services of attorney Brandon Phillips, Esq., to prosecute this action, and it has incurred legal fees and costs, which this Court should require Defendant to pay.

FOURTH CAUSE OF ACTION

(CONVERSION)

38. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 37 of this Complaint as if fully set forth herein, and incorporates the same by this reference.

39. Defendants committed a distinct act of dominion wrongfully exerted over Plaintiff’s personal property when, Defendants, without justification and without Plaintiff’s knowledge and consent, obtained Plaintiff’s shares from the escrow account, sold said shares and kept the monies therefrom.

40. Defendants’ acts were in derogation, exclusion, or defiance of Plaintiff’s title or rights to its shares and the monies derived from the sale of Plaintiff’s shares.

41. As a direct and proximate result of Defendants’ unlawful acts, Plaintiff has been damaged in a sum in excess of one million dollars ($1,000,000.00).

40. As a direct and proximate result of Defendants’ conversion of Plaintiff’s shares and monies, Plaintiff has been required to retain the services of attorney Brandon Phillips, Esq., to prosecute this action, and it has incurred legal fees and costs, which this Court should require Defendant to pay.

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FIFTH CAUSE OF ACTION

(ALTER EGO)

41. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 40 of this Complaint as if fully set forth herein, and incorporates the same by this reference.

42. Upon information and belief, Defendant FAN HAORAN is the director of Defendant AITL, and he influences and governs Defendant AITL.

43. Upon information and belief, there is such unity of interest and ownership that Defendant FAN HAORAN and Defendant AITL are inseparable from one another.

44. The facts and circumstances pled herein, including Defendant FAN HAORAN’s and Defendant AITL’s breaches of the agreement culminating in their wrongful exertion of dominion and control over Plaintiff’s shares, and their sale of those shares and retention of the profits, are such that adherence to the corporate fiction of a separate entity would sanction a fraud and/or promote injustice.

45. As a direct and proximate result of Defendants’ unlawful acts, Plaintiff has been damaged in a sum in excess of one million dollars ($1,000,000.00).

46. As a direct and proximate result of Defendants’ actions, Plaintiff has been required to retain the services of attorney Brandon Phillips, Esq., to prosecute this action, and it has incurred legal fees and costs, which this Court should require Defendant to pay.

SIXTH CAUSE OF ACTION

(DECLARATORY RELIEF)

41. Plaintiff repeats and realleges the allegations set forth in paragraphs 1 through 46 of this Complaint as if fully set forth herein, and incorporates the same by this reference.

48. Pursuant to the agreement, Plaintiff’s issues 950 million shares.

49. Plaintiff placed its newly issued shares in an escrow account per the agreement, and SEC requirements.

50. Plaintiff’s shares were to remain in the escrow account until Defendants fully performed under the agreement by obtaining a PCAOB audit of Defendant AITL, and providing Plaintiff with stock certificates for 100% ownership in Defendant AITL.

51. Defendants failed to perform their agreed upon duties under the agreement.

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52. Defendants, without Plaintiff’s consent, obtained some of Plaintiff’s shares from the escrow account, sold said shares, and retained the profits.

53. Plaintiff seeks a judicial declaration that Plaintiff is entitled to cancel said shares.

IV. PRAYER FOR RELIEF

WHEREFORE, Plaintiff expressly reserves their right to amend this Complaint prior to the time of trial to insert those items of damage not fully ascertainable, and any causes of action not known at the time of the filing of this Complaint; Plaintiff hereby prays for Judgment as follows:

1.	Damages against the Defendant in an amount in excess of $1,000,000.00;

2.	Declaratory relief as requested;

3.	Pre-judgment and post-judgment interest;

4.	Reasonable attorneys’ fees;

5.	Any costs incurred as a result of this suit; and

6.	Such other and further relief as the Court may deem Just and proper.

DATED this 3rd day of April, 2018.

BRANDON L. PHILLIPS,
ATTORNEY AT LAW, PLLC

/s/ Brandon L. Phillips
BRANDON L. PHILLIPS, ESQ.
Nevada Bar No. 12264
3790 Paradise Road, Suite 205
Las Vegas, NV 89169 (702)
795-0097, (702) 795-0098 fax
Attorney for Plaintiff Asia Properties, Inc.

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